UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):

May 17, 2017
____________________________________________________________

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.

Item 5.07    Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of Thermo Fisher Scientific Inc. (the “Company”) held on May 17, 2017, the stockholders of the Company voted on the following proposals:

1.	The following nominees were elected to the Company’s Board of Directors for a one-year term expiring at the 2018 annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	326,787,322	226,539	226,007	22,970,135
Nelson J. Chai	324,328,812	2,681,617	229,439	22,970,135
C. Martin Harris	324,782,594	2,223,276	233,998	22,970,135
Tyler Jacks	325,454,052	1,556,084	229,732	22,970,135
Judy C. Lewent	326,836,277	181,463	222,128	22,970,135
Thomas J. Lynch	300,323,298	26,689,977	226,593	22,970,135
Jim P. Manzi	324,047,214	2,965,220	227,434	22,970,135
William G. Parrett	293,232,814	32,347,584	1,659,470	22,970,135
Lars R. Sørensen	325,436,119	432,111	1,371,638	22,970,135
Scott M. Sperling	325,081,854	1,928,630	229,384	22,970,135
Elaine S. Ullian	320,617,051	6,404,998	217,819	22,970,135
Dion J. Weisler	324,323,038	2,681,178	235,652	22,970,135

2.	A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For:	271,697,468
Against:	54,821,033
Abstain:	721,367
Broker Non-Votes:	22,970,135

3.	The stockholders recommended, in a non-binding advisory vote, that future advisory votes on the compensation of the Company's named executive officers be held every year.

Every 1 Year:	301,056,188
Every 2 Years:	572,004
Every 3 Years:	25,072,678
Abstain:	538,998
After taking into consideration the foregoing voting results, the Company intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

4.	The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017 was ratified.

For:	340,516,332
Against:	9,216,678
Abstain:	476,993

THERMO FISHER SCIENTIFIC INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	May 18, 2017	By:	/s/ Seth H. Hoogasian
Seth H. Hoogasian
Senior Vice President and General Counsel